Exhibit 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Yardville National Bancorp (the "Company") on Form 10-K/A for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen F. Carman, Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/ Stephen F. Carman
_______________________________________

Stephen F. Carman
Vice President and Treasurer
May 2, 2003

A signed original of this written statement required by Section 906 has been provided to Yardville National Bancorp and will be retained by Yardville National Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.